EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock, par value $0.01 per share, of Charah Solutions, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of March 26, 2020.

BCP ENERGY SERVICES UGP, LLC

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Authorized Signatory

BCP ENERGY SERVICES FUND GP, LP
By: BCP Energy Services Fund UGP, LLC, its general partner

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Authorized Signatory

CHARAH PREFERRED STOCK AGGREGATOR, LP
By: Charah Preferred Stock Aggregator GP, LLC, its general partner

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Authorized Signatory

CHARAH PREFERRED STOCK AGGREGATOR GP, LLC By: BCP Energy Services Fund GP, LP, its general partner By: BCP Energy Services Fund UGP, LLC, its general partner

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Authorized Signatory

BCP ENERGY SERVICES FUND-A, LP
By: BCP Energy Services Fund GP, LP, its general partner
By: BCP Energy Services Fund UGP, LLC, its general partner

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Authorized Signatory

BCP ENERGY SERVICES FUND, LP
By: BCP Energy Services Fund GP, LP, its general partner
By: BCP Energy Services Fund UGP, LLC, its general partner

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Authorized Signatory

CHARAH HOLDINGS GP LLC

By:	/s/ Mark Spender
Name:	Mark Spender
Title:	Authorized Signatory

CHARAH HOLDINGS LP
By: Charah Holdings GP LLC, its general partner

By:	/s/ Mark Spender
Name:	Mark Spender
Title:	Authorized Signatory

JAMES M. BERNHARD JR.

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins
Title:	Attorney-in-fact

JEFFERY SCOTT JENKINS

By:	/s/ Jeffrey Jenkins
Name:	Jeffrey Jenkins

2